Exhibit 99.1

PFF Bancorp to Present at FBR Capital Markets Investor Conference

Rancho Cucamonga, Calif., November 21, 2007  (PRNewswire-FirstCall) - PFF Bancorp, Inc. (NYSE:PFB), the holding company for PFF Bank & Trust, Diversified Builder Services, Inc. and Glencrest Investment Advisors, Inc., is scheduled to present at the 2007

FBR Capital Markets Investor Conference in New York on Tuesday, November 27, at 4:30 p.m. EST. This presentation will be webcast and can be accessed at http://www.wsw.com/webcast/fbr20/pff/.  A copy of the slide presentation will be posted to the

PFF Bancorp website at www.pffbancorp.com/presentations on November 27.

CONTACT: Gregory C. Talbott, Senior Executive Vice President/COO/CFO

PFF Bancorp, Inc.,

909-941-5426